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                                                                  EXHIBIT 10.24

                                                                    (________ )


                          FORM OF ASSIGNMENT AGREEMENT

         THIS ASSIGNMENT AGREEMENT ("Agreement") is made as of _______________ ____________, by and between BALANCED CARE CORPORATION, a Delaware corporation having a principal place of business at 5021 Louise Drive, Suite 200, Mechanicsburg, Pennsylvania 17055 (the "Assignor") and CAPSTONE CAPITAL OF PENNSYLVANIA, INC., a Pennsylvania corporation having a principal place of business at 1000 Urban Center Drive, Suite 630, Birmingham, Alabama 35242 (the "Assignee").

         WHEREAS, the Assignor is the Purchaser and _________________________ _____________________________ is the Seller under that certain Asset Purchase Agreement dated as of __________________ (the "Asset Purchase Agreement"): capitalized terms used herein and not otherwise defined have the meanings provided for therein; and

         WHEREAS, the Assignor desires to assign all of its rights and certain of its obligations under the Asset Purchase Agreement to the Assignee; and

         WHEREAS, a condition to Assignee's agreement to accept an assignment of Assignor's rights and certain of its obligations under the Asset Purchase Agreement (the "Assignment") is the execution of a Lease Agreement of even date herewith ("Lease Agreement") by and between Assignee, as lessor, and __________, a Delaware corporation and a wholly owned subsidiary of Assignor ("BCC"), as lessee, with respect to the Purchased Assets, together with all other documents provided for or contemplated by the Lease Agreement, including, without limitation, a guaranty agreement to be executed by Assignor in favor Assignee with respect to all obligations of BCC under the Lease Agreement, all in form and content satisfactory to Assignee; and

         WHEREAS, Assignee's agreement to accept the Assignment is further subject to those conditions, limitations and agreements of Assignor set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby act and agree as follows:

         1. (a) Except as provided in subsection (b) below, the Assignor hereby assigns, sets over and transfers to the Assignee all of the Assignor's right, title and interest as the Purchaser under the Asset Purchase Agreement, including, without limitation, any Purchaser Indemnitee's right to indemnification by Seller under the Asset Purchase Agreement. The Assignor further relinquishes and conveys to Assignee all of Assignor's right, title and interest in and to the Real Property Owned and equipment, machinery and other tangible personal property ("Equipment").


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            (b) Notwithstanding subsection (a) above, Assignor does not assign to Assignee any of Assignor's rights under the Asset Purchase Agreement relating to the Other Assets. For this purpose, the term "Other Assets" means all intangible personal property conveyed pursuant to the Asset Purchase Agreement, including, but not limited to, goodwill and the "going concern" of the Business. In no event does the term "Other Assets" include any Real Property Owned, Equipment or any intangible assets directly related thereto.

         2. The Assignor represents and warrants to the Assignee that (a) the Assignor has not made or executed any other assignment of any of its rights under the Asset Purchase Agreement, (b) the Assignor has all requisite corporate power and authority to execute, deliver and perform this Agreement,
(c) the Asset Purchase Agreement is in full force and effect and the Seller and the Assignor have fully performed their respective obligations thereunder as of this date, (d) a true and correct copy of the Asset Purchase Agreement has been provided to the Assignee by the Assignor and (e) except as already obtained, the execution and delivery of this Agreement by the Assignor and the performance of its obligations hereunder do not require the consent, license, permission, action or approval by any party, including, without limitation, the Seller.

         3. The Assignee's obligations under the Asset Purchase Agreement shall be limited solely to (a) payment of the Purchase Price and (b) acceptance of delivery of a deed to the Real Property Owned together with and any other documents required to be delivered under the Asset Purchase Agreement on the Closing Date. The Assignee shall not be responsible to Seller or to any other party for the performance of any agreements, covenants, warranties, obligations and liabilities of the Purchaser under the Asset Purchase Agreement, except as specifically provided for herein.

         4. Except as set forth in Section 3 above, the Assignor shall be liable to the Seller for, and the Assignor covenants and agrees with the Assignee that the Assignor will fulfill and perform, all of the Purchaser's obligations under the Asset Purchase Agreement, including, without limitation, the Purchaser's obligation to indemnify any Seller Indemnitee under the Asset Purchase Agreement.

         5. In addition to the parties to whom notice is to be given under
Section 15.5 of the Asset Purchase Agreement, any notice to be given or received by the Purchaser shall also be given to the Assignee, as follows:

                  If to Assignee, to:

                  Capstone Capital of Pennsylvania, Inc.
                  1000 Urban Center Drive, Suite 630
                  Birmingham, Alabama  35242
                  Attn:  Daryl D. McCombs
                  Tel:     (205) 967-2092
                  Fax:     (205) 967-9066


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                  With a required copy to:

                  Johnston, Barton, Proctor & Powell
                  2900 AmSouth/Harbert Plaza
                  1901 Sixth Avenue North
                  Birmingham, Alabama  35203-2618
                  Attn:  Haskins W. Jones, Esq.
                  Tel:     (205) 458-9400
                  Fax:     (205) 458-9500

         6. This Agreement shall be binding upon and insure to the benefit of the parties hereto and their respective successors and assigns.

         7. This Agreement may be executed in one or more counterparts, all of which shall constitute one and the same instrument. This Agreement is intended to take effect as a sealed instrument and shall be construed in accordance with the laws of the State of Alabama.

                         [SIGNATURES ON FOLLOWING PAGE]

                                       3


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         IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement as a sealed instrument as of the date and year first written above.

                                        ASSIGNOR:

                                        BALANCED CARE CORPORATION, a Delaware
                                                 Corporation

                                        By:
                                           -------------------------------
                                        Name:
                                        Title:


                                        ASSIGNEE

                                        CAPSTONE CAPITAL OF PENNSYLVANIA, INC.
                                                 a Pennsylvania Corporation

                                        By:
                                           -------------------------------
                                        Name:
                                           -------------------------------
                                        Title:
                                           -------------------------------

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SCHEDULE TO EXHIBIT 10.24 FILED PURSUANT TO INSTRUCTION 2 TO ITEM 601(a) OF
REGULATION S-K

                                        ASSIGNMENT AGREEMENT
                                        --------------------

PROJECT          SELLER                                LESSEE               DATE OF                     DATE OF
-------          ------                                ------               ASSIGNMENT                  UNDERLYING
                                                                            ----------                  AGREEMENT
                                                                                                        ----------


Hampden          James E. Grandon, Jr., Jean           ALCO VI, L.L.C.       9/30/97                    6/10/97
Township, Pa     Grandon and JIM JAM, L.L.P.